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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 2001

                        COMMISSION FILE NUMBER 33-4734-D
                                               ---------

              GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

               (Exact name of registrant as specified in charter)

DELAWARE                                             93-0950786
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(State or other jurisdiction of                      (IRS Employer
incorporation or organization)                       Identification No.)

211 EAST 7TH STREET, SUITE 1010, AUSTIN, TEXAS       78701
----------------------------------------------       -----
(Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (512) 391-2000
                                                           --------------

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ITEM 5 OTHER EVENTS

On March 8, 2001, the Company requested a hearing before a Nasdaq Listing Qualifications Panel to review the Nasdaq staff determination dated March 1, 2001 that the Company should be delisted for non-compliance with the requirement that it obtain reviewed financial statements for the third quarter 2000. Nasdaq has scheduled the hearing on this matter for Wednesday, March 28, 2001 in Washington, D.C.

In its Hearing Memorandum dated March 7, 2001, Nasdaq raises an additional deficiency for consideration at the hearing. The additional deficiency relates to the Nasdaq staff determination that the Company did not meet the net tangible assets requirement for continued listing. While the Company had previous correspondence with Nasdaq on this issue, no notice of deficiency has been previously issued to the Company on this matter.

There can be no assurance that the Panel will grant the Company's request for continued listing.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2001       Grand Adventures Tour & Travel Publishing Corporation
                                                                      Registrant


                                                               /s/ Robert R. Roe
                                      Vice President and Chief Financial Officer



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